DELAWARE GROUP® EQUITY FUNDS I

Delaware Mid Cap Value Fund
(the “Fund”)

Supplement to the Fund’s Summary Prospectus
dated February 28, 2013

On November 20, 2013, the Board of Trustees of Delaware Group Equity Funds I voted to establish a maximum investment in securities issued by real estate investment trusts (REITs) for the Fund. These changes will be effective sixty (60) days after the date of this Supplement.

The following information is added to the section entitled, “What are the principal risks of investing in the Fund?”:

Real estate industry risk — This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated November 22, 2013.